Exhibit 99.1

Flux Power Holdings, Inc. (FLUX) Completes Reverse Acquisition

ESCONDIDO, CA (JUNE 15, 2012)—Flux Power® Holdings, Inc. (OTCQB: FLUX) and its operating subsidiary Flux Power, Inc. (“Flux Power”) are pleased to announce the completion of the reverse acquisition of Flux Power Holdings, Inc. (formerly known as Lone Pine Holdings, Inc.), a Nevada corporation, and initiation of trading on the OTCQB exchange under the new symbol “FLUX”.

Chris Anthony, CEO said, “We’re excited to take Flux Power to the public markets and would like to thank Michael Gardner and Baytree Capital LLC for assistance in this transaction. Flux Power addresses the fast growing multi-billion dollar market for advanced energy storage with lithium battery storage systems at a price that’s significantly lower than legacy lead-acid battery systems and half that of other current lithium system technologies. Access to the public capital markets will help Flux reach its goals of market leadership in meeting what is projected by industry analysts to be a $60 billion annual global market for affordable energy storage for electric vehicles, grid storage and industrial/utility applications.”

About Flux Power

Flux Power designs, develops, manufactures and sells cost efficient advanced energy storage systems. Incorporated in October 2009, Flux Power began shipping prototype products in the second quarter of 2010 while continuing to develop its intellectual property portfolio. Currently, Flux Power’s product offerings include batteries in various sizes and forms, packaged modules, fully tested and validated advanced energy storage systems and various system accessories. These accessories include: stand-alone battery management, stackable chargers, programming software and display systems. Flux Power sells modular advanced energy storage products through distributors such as Dukes Garage, Electric Motor Sports, MCelectric, Jungle Motors and EV America. These customers benefit from Flux Power’s proprietary system and cell technologies, which greatly extend cycle life and improve system performance. Flux Power’s systems are also highly cost efficient proving less expensive than lead-acid technology over time in most applications.

For more information visit our web site www.FLUXpwr.com or email info@FLUXpwr.com

Forward-Looking Statements

This news release contains "forward-looking statements" as that term is defined in Section 27A of the United States Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, regulatory incentives, the development of new business opportunities, and projected costs, revenue, profits and results of operations. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with new projects and development stage companies. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the most recent fiscal year, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

For more information contact:

Shareholder Relations:

marketrelations@fluxprw.com

1.877.505.3589 ext.123

Media Relations:

Sarah Mostoufi

MediaRelations@fluxpwr.com

1.877.505.3589